Events after the reporting period	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Events after the reporting period
26.	Events after the reporting period
The Group evaluated subsequent events from December 31, 2021 through the date the consolidated financial statements were issued (March 1, 2022) and updated through the date the consolidated financial statements were re-issued (April 28, 2022) and concluded that no subsequent events have occurred that would require recognition or disclosure in the consolidated financial statements other than as discussed below.
In February 2022, the Group repaid the U.S. dollar-denominated credit facility in the amount of $141 million, therefore the pledge of 25% + 1 ordinary shares of Mechel-Mining and 25% + 1 ordinary shares of BMP and the pledge of property, plant and equipment of the carrying amount of RUB 6,653 million were released.
On March 4, 2022, the Group has extended a contract for lease of railway carriages until April 1, 2025 resulting in addition to right-of-use assets and lease liabilities recognised in the amount of RUB 10,601 million.
On April 13, 2022, the Cypriot Court decreased interim measures prohibiting to transfer assets of the Group’s companies located in Cyprus as disclosed in Note 21 from EUR 80 million to RUB 2,831 million (or the respective equivalent in euro).
Due to escalation of the geopolitical conflict in Ukraine that started on February 24, 2022, the United States, the European Union and certain other countries have imposed sanctions, including, among others, the removal of certain Russian financial institutions from the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) payment system, which hinders the ability to transfer funds in and out of Russia. Several countries introduced economic sanctions, which, among others, include export controls measures and trade embargos concerning Russia. Similarly, sanctions imposed by the European Union banned the export of goods and technologies that may be used by the Russian energy sector. Later, the European Union and other countries introduced new sanctions that prohibit import from Russia of coal, steel and related products including conditional sanctions, such as the European Union’s ban on Russian coal that allows coal imports under contracts signed before April 9, 2022, to be brought into the EU until August 10, 2022, and the EU’s ban on most key steel products that allows import of Russian steel products under contracts signed before March 16, 2022, to be brought into the EU until June 17, 2022. The scope of the European Union embargo also covers transportation services, as well as direct or indirect financing, brokering and other assistance, which can no longer be provided to Russian iron producers and steelmakers.
As the result, there has been a significant increase in volatility on the securities and currency markets.
On February 28, 2022, the Central Bank of Russia and Russian Government in response introduced certain measures to address capital outflow from Russia and to support Russian ruble and securities market, including the suspension of transfers of securities from accounts held by non-residents, the prohibition of transfers of funds by Russian residents to their accounts outside of Russia and the mandatory conversion by Russian exporters of 80% of export receivables denominated in foreign currency into Russian rubles. In addition, the Central Bank of Russia increased the key rate to 20% with a further decrease to 17% in April 2022.

On February 28, 2022, the New York Stock Exchange (“NYSE”) issued a trading halt in the trading of the Group’s American depositary shares (“ADSs”) pending regulatory concerns. As of the date of these consolidated financial statements, the trading halt on the NYSE remains in place. The Group cannot predict what impact a prolonged trading halt will have on the holders of the Group’s ADSs and whether the halt will be lifted or the NYSE will decide to delist the Group’s ADSs.
On April 16, 2022, Law 114-FZ On Amendments to the Federal Law On Joint Stock Companies was published, which obliges the Russian companies to start delisting of their depositary receipts from foreign stock exchanges with further conversion of the depositary receipts to the domestic securities. Starting from April 27, 2022, Russian companies must undertake actions to terminate agreements on the placement of depositary receipts within five business days. The law also provides that the Russian government has the right to grant an exemption from such a delisting if the respective approval of further circulation of the depositary receipts issued earlier outside of Russia is obtained.
Developments related to these matters are highly unpredictable, occur swiftly and often without notice and are mostly outside the control of the Group. Current and future risks to the Group include, among others, the risk of reduced access to capital markets and ability to obtain financing and repay debt or perform restructuring, the risk of restrictions on the export of major Group’s products to the European Union and some other countries and the import of certain equipment, spare parts and software, along with the risk of further depreciation of the Russian ruble against other currencies, high inflation and increase in the Group’s financing costs due to the impact on floating rate credit facilities.
Major international shippers have suspended bookings to and from Russia which will cause the Group to rebuild the supply and sales chains and may lead to additional logistics costs. If the situation continues to develop significantly, including the loss of significant parts of foreign markets, which cannot be replaced with new markets, it may affect the Group’s business, financial condition, prospects and results of operations. The Group’s allocation of revenue by geography for the years ended December 31, 2021, 2020 and 2019 is presented in Note 25.
It is expected that these events may affect the activities of the Russian companies in various sectors of the economy.

The Group regards these events as
non-adjusting
events after the reporting period, the quantitative effect of which cannot be estimated at the moment with a sufficient degree of confidence.
The Group’s management updated its going concern assessment taking into account the events described above. Management remains focused on ensuring operational continuity and believes it is taking the appropriate measures to support sustainability of the Group’s business in the current circumstances.